Exhibit 99.1

NASDAQ: AXSM March 2020 © Axsome Therapeutics, Inc.

Certain information contained in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of our ongoing clinical trials and the number or type of studies or nature of results necessary to support the filing of a new drug application for any of our current product candidates; our ability to fund additional clinical trials to continue the advancement of our product candidates; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates (including, but not limited to, FDA’s agreement with the Company’s plan to discontinue the bupropion treatment arm of the ADVANCE-1 study in accordance with the independent data monitoring committee’s recommendations); the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future; the potential for the MOMENTUM clinical trial to provide a basis for approval of AXS-07 for the acute treatment of migraine in adults with or without aura, pursuant to our special protocol assessment; the potential for the ASCEND clinical trial, combined with the GEMINI clinical trial results, to provide a basis for approval of AXS-05 for the treatment of major depressive disorder and accelerate its development timeline and commercial path to patients; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. 2 Forward-Looking Statements & Safe Harbor © Axsome Therapeutics, Inc. FLS

3 Axsome is addressing serious CNS disorders, where current treatment options are limited or inadequate, by creating novel therapeutics to improve the lives of patients. © Axsome Therapeutics, Inc.

4 Our Technologies Overview © Axsome Therapeutics, Inc. Enabling new and innovative medicines to treat CNS conditions Chemical Synthesis & Analysis Metabolic Inhibition Chiral & Formulation Chemistry MoSEIC Delivery ™

Overview

Our CNS Candidates and Pipeline

- Four differentiated clinical-stage CNS assets targeting significant and growing markets
- Patent protection to 2034-2036, worldwide rights for most product candidates

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Treatment Resistant Depression: Fast Track Designation			Ongoing
	Major Depressive Disorder: Breakthrough Therapy Designation			
	Agitation in Alzheimer's Disease: Fast Track Designation			Ongoing
	Smoking Cessation			
AXS-07 (MoSEIC™ Mx + Riz)	Migraine: Special Protocol Assessment			
AXS-12 (Reboxetine)	Narcolepsy: U.S. Orphan Designation			Phase 3 planned
AXS-14 (Esreboxetine)	Fibromyalgia			
AXS-09 (DM + *S*-BUP)	CNS Disorders			

Abbreviations: BUP = Bupropion; CNS = Central Nervous System; DM = Dextromethorphan; Mx = Meloxicam; Riz = Rizatriptan; *S*-BUP = Esbupropion.

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Novel therapy for CNS disorders: • Major Depressive Disorder (MDD) • Treatment Resistant Depression (TRD) • Agitation in Alzheimer’s Disease (AD) • Smoking Cessation 6 © Axsome Therapeutics, Inc. (dextromethorphan/bupropion) modulated delivery tablet AXS-05

7 AXS-05: Novel, Oral, NMDA Receptor Antagonist with Multimodal Activity AXS-05 NMDA Receptor Antagonism Sigma-1 Receptor Agonism Monoamine Reuptake Inhibition Modulation of DM Delivery 0 80 160 0 12 24 36 DM Plasma Concentration Time AXS-05 DM NMDA receptor Na+/Ca2+ Mg2+ DM component of AXS-05 K+ Cell membrane dextromethorphan/bupropion modulated delivery tablet AXS-05 Abbreviations: DM = Dextromethorphan; Mg2+=magnesium ion; Na+=sodium ion; Ca+2=calcium ion; K+=potassium ion. Axsome data on file © Axsome Therapeutics, Inc.

AXS-05

AXS-05:
Depression Overview

- 63% and 44% of MDD patients have inadequate response to initial therapy and second line therapy, respectively.[2]
- AXS-05's novel antidepressant MOAs target glutamate and monoamine pathways.
- Substantial, rapid antidepressant effect demonstrated in completed ASCEND and GEMINI trials in patients with MDD.
- FDA Breakthrough Therapy Designation received for MDD.



17.3M patients in the U.S.[1]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Treatment Resistant Depression: Fast Track Designation → Ongoing			
	Major Depressive Disorder: Breakthrough Therapy Designation →			

Abbreviations: DM = Dextromethorphan; BUP = Bupropion.

1. National Survey on Drug Use and Health (NSDUH). (2017).
2. Rush AJ, et al. *Am J Psychiatry* 2006;163:1905-1917.

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-20 -18 -16 -14 -12 -10 -8 -6 -4 -2 0 Baseline 1 2 3 4 5 6 MADRS Total Score Change from Baseline Week AXS-05 (45 mg dextromethorphan / 105 mg bupropion BID) Placebo 9 AXS-05: Depression Results of GEMINI Trial in MDD © Axsome Therapeutics, Inc. AXS-05 P<0.001 P=0.002 P=0.007 Notes: P-values calculated from LSMean. Abbreviations: BID = twice daily; MADRS = Montgomery-Åsberg Depression Rating Scale AXS-05 (n=156) Placebo (n=162) Difference P-Value Primary Endpoint Change in MADRS Total Score at Week 6 -16.6 -11.9 -4.7 0.002 Key Secondary Endpoint Change in MADRS Total Score at Week 1 -7.3 -4.9 -2.4 0.007 P<0.001 P<0.001

AXS-05

AXS-05:
TRD Phase 3 Design

Stride1Study AXS-05

A Phase 3 trial to assess the efficacy and safety of AXS-05 in the treatment of TRD.


1:1 randomization of
inadequate responders
Period 1, Open-label (6 weeks)
Period 2, Double-blind (6 weeks)
N=250
Bupropion
Arm A
(n=125)
Arm B
(n=125)
AXS-05
(BUP + DM)
Bupropion

BUP = Bupropion; DM = Dextromethorphan.

- **Primary Endpoint:** Change in depression score from randomization to end of study, measured using the Montgomery-Asberg Depression Rating Scale (MADRS).
- **Key Inclusion Criteria:**
  - Male or female 18-65 years old
  - History of inadequate response to 1 or 2 adequate antidepressant treatments
- Interim futility analysis: Conducted in April 2018. IDMC recommended trial continuation.

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AXS-05

AXS-05:
Agitation in AD Overview

- Agitation seen in approximately 70% of AD patients.[2]
  - Emotional distress, aggressive behaviors, disruptive irritability, disinhibition, and increased caregiver burden.[4]
- Associated with[3,4]:
  - Accelerated cognitive decline
  - Earlier nursing home placement
  - Increased mortality
- No approved medication = high unmet medical need.
- Proof of concept: DM plus metabolic inhibitor reduced agitation in AD patients[5].
- Phase 2/3 ongoing.



3.5M patients in the U.S.[1,2]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Agitation in Alzheimer's Disease: Fast Track Designation			Ongoing

Abbreviations: DM = Dextromethorphan; BUP = Bupropion.

1. Hebert, LE, et al. *Neurology*. 2013;80:1778-1783.
2. Tractenberg R, et al. *J Neuropsychiatry Clin Neurosci*. 2002;14:11-18.
3. Antonsdottir IM, et al. *Expert Opin Pharmacother*. 2015;11:1649-1656.
4. Rabins PV et al. Alzheimers Dement. 2013; 9:204-207.
5. Cummings J, et al. JAMA. 2015;314:1242-1254.

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AXS-05

AXS-05:
Agitation in AD Phase 2/3 Design

ADVANCE STUDY

A Phase 2/3 trial to assess the efficacy and safety of AXS-05 in the treatment of Agitation in AD.


Screening
Double-blind Phase (5 weeks)
N=435
1:1:1 randomization
Arm A
(n=145)
Arm B
(n=145)
Arm C
(n=145)
AXS-05
(BUP + DM)
Bupropion
Placebo

BUP = Bupropion; DM = Dextromethorphan.

- **Primary Endpoint:** Cohen-Mansfield Agitation Inventory (CMAI).
- **Key Inclusion Criteria:**
  - Diagnosis of probable Alzheimer's disease
  - Clinically significant agitation
- Interim futility analysis: Conducted in December 2018. IDMC recommended continuation of AXS-05 arm, no further enrollment into bupropion arm.

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AXS-05

AXS-05:
Smoking Cessation Overview

- Smoking is single largest cause of preventable death in the U.S.[1]
- 70% of smokers want to quit and only 3-5% who attempt to quit without assistance are successful for 6-12 months.[2]
- Positive Phase 2 trial results (Duke University collaboration):
  - 25% greater reduction in average cigarettes per day for AXS-05 versus bupropion (p=0.0016)
  - Greater percentage of smokers experiencing >50% reduction in expired carbon monoxide (52.0% for AXS-05 versus 30.4% for bupropion, p=0.15).
- AXS-05 represents a potentially new mechanism of action for smoking cessation.



40M patients in the U.S.[1]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Smoking Cessation			

Abbreviations: DM = Dextromethorphan; BUP = Bupropion.

1. U.S. Department of Health and Human Services. The Health Consequences of Smoking: 50 Years of Progress. A Report of the Surgeon General. 2014.
2. Hughes JR, et al. *Addiction*. 2004;99(1):29-38.

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Novel therapy for: •Migraine 14 (MoSEIC™ meloxicam/rizatriptan) AXS-07 © Axsome Therapeutics, Inc.

AXS-07

AXS-07:
MoSEIC™ Meloxicam + Rizatriptan for Migraine

- AXS-07 is a novel, oral, rapidly absorbed, multi-mechanistic investigational medicine for the acute treatment of migraine
- Positive results from MOMENTUM Phase 3 trial in patients with history of inadequate response:
  - Substantially greater and more sustained migraine pain relief with AXS-07 compared to rizatriptan and placebo
  - Rapid relief of migraine pain
- Positive MOMENTUM results support NDA filing, anticipated in 2020
- Ongoing INTERCEPT Phase 3 trial in the early treatment of migraine – results anticipated 1Q 2020



37M patients in the U.S.[1]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-07 (MoSEIC™ Mx + Riz)	Migraine: Special Protocol Assessment			

Abbreviations: Mx = Meloxicam; Riz = Rizatriptan; SPA = Special Protocol Assessment.

1. Pleis JR, et al., *Summary health statistics for U.S. adults: National Health Interview Survey, 2009. National Center for Health Statistics. Vital Health Stat 10(249). 2010.*

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16 AXS-07: Results of MOMENTUM Trial in Acute Migraine © Axsome Therapeutics, Inc. AXS-07 5.3% 6.8% 11.2% 16.1% 0% 4% 8% 12% 16% 20% Percentage of Subjects Placebo MoSEIC Meloxicam Rizatriptan AXS-07 P<0.001 P=0.038 P=0.001 Sustained Pain Freedom 2-24hrs Key Secondary 33.5% 42.0% 43.9% 53.3% 0% 10% 20% 30% 40% 50% 60% Placebo MoSEIC Meloxicam Rizatriptan AXS-07 P<0.001 P=0.006 P=0.001 Sustained Pain Relief 2-24hrs Co-Primary Endpoints AXS-07 (n=428) Placebo (n=209) Difference P-Value Endpoint 1: Pain Freedom 2 Hours after Dose, % 19.9% 6.7% -13.2% <0.001 Endpoint 2: Absence of Most Bothersome Symptom 2 Hours after Dose, % 36.9% 24.4% -12.5% 0.002

AXS-07

AXS-07:
Migraine INTERCEPT Phase 3 Trial Design

INTERCEPT STUDY

INTERCEPT: INiTiating EaRly Control of MigrainE Pain & Associated SympToms
Phase 3 trial of AXS-07 for the acute treatment of migraine


Screening
Single dose, immediately following migraine pain onset
n=300
1:1
randomization
AXS-07
Placebo

Patient Population

- Adult subjects with an established diagnosis of migraine with or without aura
- Will initiate treatment at the first sign of migraine pain onset

Co-Primary Endpoints (AXS-07 vs placebo)

- Pain Freedom at 2 hours
- Freedom from MBS at 2 hours

✓ On track to report topline results: Q1'20

Abbreviations: MBS, most bothersome migraine-associated symptom.

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Novel therapy for: •Narcolepsy 18 (reboxetine) AXS-12 © Axsome Therapeutics, Inc.

Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-12 (Reboxetine) Narcolepsy; U.S. Orphan Designation • Debilitating sleep disorder characterized by excessive daytime sleepiness (EDS) and cataplexy • Limited treatment options – Only one approved agent for cataplexy – Most currently approved drugs are scheduled • Positive Phase 2 efficacy results with AXS-12 – Significant reduction in cataplexy attacks and EDS – Significant improvement in cognitive function • Phase 3 trial initiation planned in 2020 • U.S. Orphan Drug Designation • Axsome has 2 pending U.S. patents covering AXS-12 19 AXS-12 (reboxetine): Narcolepsy Overview AXS-12 185,000patients in the U.S. Orphan Disease © Axsome Therapeutics, Inc. Phase 3 Planned

-20.0 -16.0 -12.0 -8.0 -4.0 0.0 4.0 0 1 2 Mean Change in Weekly Cataplexy Attacks AXS-12 Placebo 20 © Axsome Therapeutics, Inc. AXS-12 P<0.001 P=0.002 Primary Endpoint AXS-12 Placebo P-value Overall Change in Average Weekly Cataplexy Attacks -13.0 -0.3 <0.001 Week 2 Change in Average Weekly Cataplexy Attacks -14.6 -2.6 0.002 Baseline Week 1 Week 2 8 mg daily 10 mg daily AXS-12 (reboxetine): Results of CONCERT Trial in Narcolepsy

Novel therapy for: •Fibromyalgia 21 esreboxetine AXS-14 © Axsome Therapeutics, Inc.

AXS-14

AXS-14 (esreboxetine): Fibromyalgia Overview

- Debilitating, chronic, CNS disorder characterized by widespread pain, fatigue, disturbed sleep, depression, and cognitive impairment; ~90% affected are women
- Limited treatment options—only 3 approved agents:
  - Current treatments has variable efficacy and do not address all symptoms
- AXS-14 (esreboxetine) is the SS-enantiomer of racemic reboxetine
- Positive Phase 3 and Phase 2 efficacy results with AXS-14 in fibromyalgia
- Axsome has 3 pending U.S. patents covering AXS-14



5M patients in the U.S.[1]

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-14 (Esreboxetine)	Fibromyalgia →			

1. Decision Resources Group 2019

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23 AXS-14 (esreboxetine): Phase 3 Efficacy Data in Fibromyalgia © Axsome Therapeutics, Inc. AXS-14 -1.11 -1.76 -1.85 -1.55 -2 -1.8 -1.6 -1.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 Placebo Esreboxetine 4 mg/day Esreboxetine 8 mg/day Esreboxetine 10 mg/day Mean Change in Pain Score Scale: 0 = no pain; 10 = worst pain Baseline Scores: 6.5 (placebo), 6.4 (4mg), 6.5 (8mg), 6.5 (10mg) Pain Reduction -6.41 -12.63 -13.42 -11.73 -16 -14 -12 -10 -8 -6 -4 -2 0 Placebo Esreboxetine 4 mg/day Esreboxetine 8 mg/day Esreboxetine 10 mg/day Mean Change in Fibromyalgia Impact Questionnaire Score Scale: 0 = no pain; 100 = max impairment Baseline Scores: 55 (placebo), 54 (4mg), 55 (8mg), 56 (10mg) Improvement in Function P<0.001 P<0.001 P=0.023 P<0.001 P<0.001 P=0.025 • 4 mg/day (n=277), 8 mg/day (n=284), 10 mg/day (n=283), placebo (n=278) • Primary Endpoints: Pain score, Function

MoSEIC™ Meloxicam (AXS-07, AXS-06) AXS-05 / AXS-09 24 Barriers to Entry © Axsome Therapeutics, Inc. Corporate 34 Issued U.S. Patents 8 Issued O-U.S. Patents Claims extending to 2034 >45 pending Proprietary Manufacturing Drug Product Formulation 24 issued U.S. Patents 3 issued O-U.S. Patent Claims extending to 2036 >45 pending Proprietary Manufacturing Drug Product Formulation AXS-14 AXS-12 3 pending U.S. Patents 2 pending U.S. Patents Orphan Drug Designation

25 Our Team © Axsome Therapeutics, Inc. Corporate Management Herriot Tabuteau, MD Founder & CEO Nick Pizzie, CPA, MBA Chief Financial Officer Dave Marek Chief Commercial Officer Mark Jacobson, MA Chief Operating Officer Cedric O’Gorman, MD, MBA SVP, Clinical Development & Medical Affairs Board of Directors Roger Jeffs, PhD Former President, Co-CEO, Director United Therapeutics Corp. Prior positions at Amgen and Burroughs Wellcome Myrtle Potter Former President, COO Genentech Prior positions at Bristol-Myers Squibb and Merck Mark Saad Former CFO Bird Rock Bio, Inc. Former COO of the Global Healthcare Group at UBS Mark Coleman, MD President National Spine and Pain Centers Diplomat of the American Board of Anesthesiology Herriot Tabuteau, MD Chairman

26 Key Financial Information © Axsome Therapeutics, Inc. Corporate • Financial guidance: Cash anticipated to fund operating requirements for at least two years. As December 31, 2019 Cash: $220.0 Million Debt (Face Value): $20.0 Million Common Shares Outstanding: 36.9 Million Options and Warrants Outstanding1: 3.5 Million 1. Consists of 3.46 million options and 0.07 million warrants.

Corporate

Our Clinical and Regulatory Milestones

Product Candidate	Indication	2019	2020
AXS-05 (DM + BUP)	**TRD**		• **STRIDE-1** Phase 3 topline results (1Q)
	AD Agitation		• **ADVANCE-1** Phase 2/3 topline results (3Q)
	MDD	✓ **ASCEND** Phase 2 topline results ✓ **FDA** Breakthrough Therapy Designation ✓ **GEMINI** Phase 3 trial start ✓ **GEMINI** topline results	• **NDA** submission (4Q)
	Smoking Cessation	✓ **Ph 2** topline results	
AXS-07 (MoSEIC™ Mx + Riz)	**Migraine**	✓ **FDA SPA** Granted ✓ **MOMENTUM** Phase 3 trial start ✓ **MOMENTUM** topline results	• **INTERCEPT** Phase 3 topline results (1Q) • **NDA** submission (4Q)
AXS-12 (Reboxetine)	**Narcolepsy**	✓ **CONCERT** Phase 2 trial start ✓ **CONCERT** topline results	• Phase 3 trial start

Abbreviations: AD = Alzheimer's Disease; BUP = Bupropion; DM = Dextromethorphan; MDD = Major Depressive Disorder; Mx = Meloxicam; Riz = Rizatriptan; SPA = Special Protocol Assessment; TRD = Treatment Resistant Depression.
✓ Accomplished milestone.
• Upcoming milestone.

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For more information, please contact Mark Jacobson SVP, Operations 212-332-3243 mjacobson@Axsome.com axsome.com